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                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                   SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE
          PROSPECTUS DATED MARCH 1, 2005 AS SUPPLEMENTED JULY 26, 2005



1. ON PAGE 34, FOOTNOTE 1 REGARDING PURCHASES BY PARTICIPANTS IN QUALIFIED RETIREMENT PLANS AT NET ASSET VALUE IS REVISED TO STATE:

The Distributor may pay commissions up to 1.00% of a participant's purchase in such qualified plans invested in the Portfolios and Funds. Unless the dealer has waived the commission, a CDSC (as described on page 36) may apply: (1) for omnibus accounts, to a redemption of all shares held by the plan's participants within 18 months after the plan's initial investment in the Portfolio or Fund; or (2) for non-omnibus accounts, to any redemptions by a plan participant within 18 months of the plan participant's purchase of such Class A shares.

2. INFORMATION ON PAGES 36 AND 37 RELATED TO CLASS B AND CLASS C SHARE PURCHASES IS MODIFIED BY THE FOLLOWING:

Effective August 1, 2005, the WM Group of Funds will seek to prevent investments in Class B shares by shareholders with at least $100,000 of investments in the WM Group of Funds eligible for inclusion pursuant to rights of accumulation, and will seek to prevent investments in Class C shares by shareholders with at least $1 million of such investments. The Funds will seek to reject such investments, except for investments by qualified retirement plans (including IRAs), which will be treated as orders for Class A shares of the Money Market Fund.

3. THE FOOTNOTE TO THE SALES CHARGE TABLES ON PAGE 36 IS MODIFIED TO STATE:

The Distributor may pay authorized dealers commission on purchases of over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million; 0.50% on amounts over $3 million but less than $5 million; 0.35% on amounts over $5 million but less than $10 million; and 0.25% on amounts over $10 million. Commissions are based on cumulative investments.

4. INFORMATION PRESENTED ON PAGE 47 REGARDING THE PORTFOLIO MANAGER OF THE EQUITY INCOME FUND IS REPLACED BY THE FOLLOWING:

Joseph T. Suty, CFA, Vice President and Senior Portfolio Manager of WM Advisors, will be responsible for the day-to-day management of the Equity Income Fund beginning October 1, 2005. Prior to joining WM Advisors in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc. He was a principal and director of the firm.

5. INFORMATION PRESENTED ON PAGE 49 RELATED TO OPPENHEIMERFUNDS, INC., A SUB-ADVISOR OF THE GROWTH FUND, IS SUPPLEMENTED BY THE FOLLOWING:

William L. Wilby, CFA, and Marc L. Baylin, CFA, are the co-portfolio managers of the portion of the Growth Fund's portfolio managed by Oppenheimer and are principally responsible for the day-to-day management of that portion's investments. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer and Director of Equities of Oppenheimer since July 2004. Mr. Wilby was Director of International Equities of Oppenheimer from May 2000 through July 2004.

Mr. Baylin is a Vice President of Oppenheimer and a member of the Growth Equity Investment Team. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he


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was an analyst from June 1993 and a portfolio manager from March 1999 to June
2002. Messrs. Wilby and Baylin are portfolio managers of other Oppenheimer funds.

6. INFORMATION PRESENTED ON PAGE 49 RELATED TO DELAWARE INVESTMENTS, INC., A SUB-ADVISOR OF THE SMALL CAP GROWTH FUND, IS REPLACED BY THE FOLLOWING:

Marshall T. Bassett has primary responsibility for making day-to-day investment decisions of the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware. When making decisions, Mr. Bassett regularly consults with Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs. Mr. Bassett assumed responsibility for the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware in April 2005. Mr. Bassett, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Mr. Catricks, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. Mr. Gladstein, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Mr. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Lampe, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Mr. Todorow, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Prior to that, Mr. Todorow served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Torrijos, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Ms. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992.



PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.


                                                                  WMSAMSUPP 9/05